UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2016

QUICKSILVER RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14837 (Commission File Number)	75-2756163 (IRS Employer Identification No.)

801 Cherry Street
Suite 3700, Unit 19
Fort Worth, Texas 76102
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 665-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03.	Bankruptcy or Receivership.
As previously reported by Quicksilver Resources Inc. (the “Company”), on March 17, 2015, the Company and its U.S. subsidiaries, Barnett Shale Operating LLC, Cowtown Drilling, Inc., Cowtown Gas Processing L.P., Cowtown Pipeline Funding, Inc., Cowtown Pipeline L.P., Cowtown Pipeline Management, Inc., Makarios Resources International Holdings LLC, Makarios Resources International Inc., QPP Holdings LLC, QPP Parent LLC, Quicksilver Production Partners GP LLC, Quicksilver Production Partners LP, and Silver Stream Pipeline Company LLC (collectively with the Company, the “Debtors”) each filed a voluntary petition for relief under chapter 11 of title 11 of the U.S. Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Debtors’ Chapter 11 cases are being jointly administered under the caption and case number, In re: Quicksilver Resources Inc., et. al., Case No. 15-10585 (Jointly Administered).
On August 16, 2016, the Bankruptcy Court entered an order confirming the First Amended Joint Chapter 11 Plan of Liquidation for Quicksilver Resources Inc. and its Affiliated Debtors (the “Plan of Liquidation”). On August 31, 2016, all applicable conditions set forth in the Plan of Liquidation were satisfied or waived and the effective date of the Plan of Liquidation occurred (the “Effective Date”). The Company filed a Notice of Effective Date of the Plan with the Bankruptcy Court on August 31, 2016.
All documents filed with the Bankruptcy Court are available for inspection at www.gcginc.com/cases/kwk. Information available on, or that can be accessed through, such website is not part of this Current Report on Form 8-K.
All notes, stock, agreements, instruments, certificates, and other documents evidencing any Claim (as defined in the Plan of Liquidation) against or Interest (as defined in the Plan of Liquidation) in the Debtors were cancelled on the Effective Date and the obligations of the Debtors thereunder or in any way related thereto were fully released. The registered securities cancelled on the Effective Date included all of the Company’s common stock as well as the Company’s 7.125% Senior Subordinated Notes due 2016, 9.125% Senior Notes due 2019, and 11.000% Senior Notes due 2021.
The Company’s common stock was cancelled on the Effective Date and the holders of the Company’s common stock will not receive a distribution on account of their equity interests.
The Company intends to file a Form 15 with the Securities and Exchange Commission for the purpose of terminating the registration of its common stock under the Securities

Exchange Act of 1934, as amended (the “Exchange Act”). Upon filing a Form 15, the Company will immediately cease filing any further periodic or current reports under the Exchange Act.
Item 3.03. Material Modification to Rights of Security Holders.
The information set forth in Item 1.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.

By:	/s/ Vanessa Gomez LaGatta
Vanessa Gomez LaGatta
Senior Vice President – Chief Financial Officer and Treasurer

Date: August 31, 2016